UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2007

CAMINOSOFT CORP.
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Hampshire Road, Suite 105
Westlake Village, California 91361
(Address of principal executive offices and Zip Code)

(805) 370-3100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On December 21, 2007, Robert Degan, Chairman of the Board of Directors of CaminoSoft Corp. (the Company), informed the Company of his decision to resign from the Company’s Board of Directors effective as of such date.

On December 20, 2007, Michael Skelton, Chief Executive Officer and member of the Board of Directors of CaminoSoft Corp. (the Company), informed the Company of his decision to resign from the Company’s Board of Directors and executive management effective as of such date.

(c) On December 20, 2007, Stephen Crosson, the Company’s Chief Financial Officer, Chief Operating Officer and Director was also named Chief Executive Officer of the Company effective as of such date..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of December, 2007.

CAMINOSOFT CORP.
By:	/s/ Stephen Crosson
Stephen Crosson Chief Executive Officer, Chief Financial Officer and Chief Operating Officer